Exhibit 99.2

Pricing Supplement No. • Dated:	Rule 424(b)(•)
(To Prospectus Dated , 200 , and Prospectus Supplement dated , 200 )	File No. •
Pricing Supplement No.
This Pricing Supplement consists of • pages

Protective Life Insurance Company

Sponsor and Depositor

Secured Medium-Term Notes

Issued Through

Protective Life Secured Trust •

The description in this pricing supplement of the particular terms of the Secured Medium-Term Notes offered hereby and the Funding Agreement(s) sold by Protective Life Insurance Company to the Trust specified herein supplements the description of the general terms and provisions of the notes and the funding agreement(s) set forth in the accompanying prospectus and prospectus supplement, to which reference is hereby made.

1.             The Notes

Principal Amount:

Price to Public:

Net Proceeds to the Trust:

Dealers’ Discount:

Original Issue Date:

Stated Maturity Date:

Specified Currency:

Interest Payment Dates:

Initial Interest Payment Date:

Regular Record Dates:

Type of Interest Rate: ☐ Fixed Rate  ☐ Floating Rate

Fixed Rate Notes:

Interest Rate:

Floating Rate Notes:

Initial Interest Rate:

Initial Interest Reset Date:

Base Rate:

☐ CD Rate	☐ Commercial Paper Rate
☐ Constant Maturity Treasury Rate	☐ Federal Funds Rate
☐ LIBOR	☐ Treasury Rate
☐ Prime Rate	☐ Other (See Attached)

If LIBOR: ☐ LIBOR Reuters Page ☐ LIBOR Telerate Page
Designated LIBOR Currency:

If Constant Maturity Treasury Rate:
Designated CMT Telerate Page: ☐ 7051 ☐ 7052
If 7052: ☐ Weekly Average ☐ Monthly Average
Designated CMT Maturity Index:

Interest Reset Dates:

Interest Rate Determination Dates:

Index Maturity:

Spread (+/-):

Spread Multiplier:

Maximum Interest Rate:    ☐  Yes                 %   ☐  No

Minimum Interest Rate:     ☐  Yes                %   ☐  No

Inverse Floating Rate Note  ☐  Yes   ☐  No

Fixed Interest Rate:

Floating Rate/Fixed Rate Note  ☐  Yes   ☐  No

Fixed Interest Rate:

Fixed Rate Commencement Date:

Calculation Agent:

Exchange Rate Agent:

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement):

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement):

Amortizing Note:              ☐  Yes  (See Attached)   ☐  No

Optional Redemption:   ☐  Yes   ☐  No

Optional Redemption Dates:

Initial Redemption Percentage:

Annual Percentage Reduction (if any):

Redemption:	☐ In whole only and not in part
☐ May be in whole or in part

Optional Repayment:       ☐  Yes     ☐  No

Optional Repayment Dates:

Optional Repayment:	☐ In whole only and not in part
☐ May be in whole or in part

Discount Note:   ☐  Yes   ☐  No

Total Amount of Discount:

Yield to Maturity:

Sinking Fund (not applicable unless specified):

Additional Amounts to be Paid for Withholding Tax (not applicable unless specified):

Securities Exchange Listing:     ☐  No       ☐  Yes, Name of Exchange:

Authorized Denominations:

CUSIP:

Form of trust:   ☐ Delaware statutory trust         ☐ Delaware common law trust

Trust Expiration Date:

Rating of Notes:    S&P                   Moody’s

Dealer(s) Purchasing Notes as Principal:	☐ Yes	☐ No

If yes:

Dealer(s)	Principal Amount

Total:

Dealer(s) Acting as Agent:	☐ Yes	☐ No

If yes:

Dealer(s)	Principal Amount

Total:

2.             The Funding Agreement(s)

Funding Agreement Issuer:  Protective Life Insurance Company

Funding Agreement No.:

Deposit Amount:

Effective Date:

Stated Maturity Date:

Specified Currency:

Interest Payment Dates:

Initial Interest Payment Date:

Type of Interest Rate:  ☐ Fixed Rate                ☐ Floating Rate

For Fixed Rate Funding Agreements:

Interest Rate:

For Floating Rate Funding Agreements:

Initial Interest Rate:

Initial Interest Reset Date:

Base Rate:

☐ CD Rate	☐ Commercial Paper Rate
☐ Constant Maturity Treasury Rate	☐ Federal Funds Rate
☐ LIBOR	☐ Treasury Rate

☐ Prime Rate	☐ Other (See Attached)

If LIBOR: ☐ LIBOR Reuters Page	☐ LIBOR Telerate Page
Designated LIBOR Currency:

If Constant Maturity Treasury Rate:
Designated CMT Telerate Page: ☐ 7051 ☐ 7052
If 7052: ☐ Weekly Average ☐ Monthly Average
Designated CMT Maturity Index:

Interest Reset Dates:

Interest Rate Determination Date:

Index Maturity:

Spread (+/-):

Spread Multiplier:

Adjustments to Spread or Spread Multiplier:

Maximum Interest Rate:	☐ Yes %	☐ No

Minimum Interest Rate:	☐ Yes %	☐ No

Inverse Floating Rate Funding Agreement ☐ Yes		☐ No
Fixed Interest Rate:

Floating Rate/Fixed Rate Funding Agreement ☐ Yes		☐ No
Fixed Interest Rate:
Fixed Rate Commencement Date:

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement):

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement):

Amortizing Funding Agreement:  ☐ Yes (See Attached)       ☐ No

Early Redemption:                ☐ Yes    ☐ No

                Early Redemption Dates:

                Initial Redemption Percentage:

                Annual Percentage Reduction (if any):

                Redemption:          ☐ In whole only and not in part

☐ May be in whole or in part

Repayment:	☐ Yes	☐ No
Repayment Dates:
Repayment:	☐ In whole only and not in part
☐ May be in whole or in part

Discount Funding Agreement:   ☐  Yes   ☐  No

Total Amount of Discount:
Yield to Maturity:

Additional Amounts to be Paid For Withholding Tax (not applicable unless specified):

Rating of the Funding Agreement: S&P	Moody’s

Additional Terms:

3.     Other Information

Rating of Program:  S&P                  Moody’s

Protective Life Insurance Company Insurer Financial Strength Rating:  S&P        Moody’s